SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
January 29, 2004

WESTERN WATER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18756	33-0085833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Washington Ave., Point Richmond, California		94801

(Address of Principal Executive Offices)		(Zip Code)

(510) 234-7400

Registrant’s Telephone Number,
Including Area Code

N/A
Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

     Item 5. Other Events and Regulation FD Disclosure.

     The Registrant currently has outstanding shares of Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”) having an aggregate liquidation preference of $7,708,000. Under the terms of the Series C Preferred Stock, the Registrant is expected to declare and pay dividends semi-annually on the fifteenth day of January and July of each year. If the Registrant withholds two semi-annual dividends on the Series C Preferred Stock, the holders of the Series C Preferred Stock have the right to appoint a majority of the directors of the Registrant. A copy of the Certificate of Designations that sets forth the rights of the Series C Preferred Stock is on file with the Securities and Exchange Commission. In order to preserve its liquidity, the Registrant did not declare the $279,000 semi-annual Series C Preferred Stock dividend due on July 15, 2003.

     The Registrant negotiated an extension of the due date of the Series C Preferred Stock dividend otherwise due on January 15, 2004 to January 28, 2004. In order to preserve the Registrant’s liquidity, Registrant’s Board of Directors voted to withhold the extended dividend. Because the Registrant’s failure to declare and pay the two successive dividends, the holders of the Series C Preferred Stock are now entitled to appoint a majority of the directors of the Registrant’s Board of Directors.

     In discussions with representatives of the holders of the currently issued and outstanding shares of Series C Preferred Stock, a majority of the current directors of the Registrant have agreed to resign upon the nomination by the holders of the Series C Preferred Stock of three qualified individuals to serve as directors of the Registrant. Accordingly, upon the nomination of three new qualified directors by the holders of the Series C Preferred Stock, the Board has agreed to appoint those directors to the Board, and Messrs. David A. Abel, Robert A. Baker, and Lee K. Harrington have agreed to tender their resignations from the Company’s Board of Directors. Michael Patrick George, the current Chairman of the Board as well as the Registrant’s President, Chief Executive, and Chief Financial Officer, will continue to serve as a director until his current term expires. The holders of the Series C Preferred Stock have not yet nominated any persons to serve as the new directors. Based on the Registrant’s discussions with representatives of the holders of the outstanding Series C Preferred Stock, it is currently anticipated that the new directors will be nominated sometime after the second week of February 2004.

     On January 29, 2004, the Registrant issued a press release regarding the foregoing proposed change in directors. A copy of the press release is attached to this Current Report on Form 8-K as an exhibit.

     Item 7. Financial Statements and Exhibits

     (c) 99.1 Press release issued January 29, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

WESTERN WATER COMPANY

Date: January 29, 2004	By:	/S/ MICHAEL PATRICK GEORGE

Michael Patrick George
Chairman, President &
Chief Executive Officer

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